EXHIBIT 10.6

EXECUTION COPY

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT, dated as of April 23, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006, as amended by Amendment to Credit Agreement, dated as of February 6, 2007, by Amendment No. 2 to Credit Agreement, dated as of March 30, 2007 and by Amendment No. 3 to Credit Agreement, dated as of April 9, 2007 (the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2.    Effectiveness of the Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of (x) counterparts hereof duly executed by: (i) the Borrower, (ii) each of the Guarantors, (iii) the Administrative Agent, and (iv) each Lender, and (y) confirmation of the due authorization of this Amendment by the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and the Lenders.

Section 3.    Amendment to Agreement – Post-Closing Covenants

Section 6.01(a). The phrase: “by April 16, 2007 (or, if the Borrower has timely paid the 2006 Financials Delay Fee, as defined in Section 4 of Amendment No. 3 to Credit Agreement, by April 23, 2007) with respect to the fiscal year ended December 31, 2006 and within 90 days after the end of each other fiscal year” shall be replaced with the phrase, “by April 23, 2007 (or, if the Borrower has timely paid all of the required 2006 Financial Daily Delay Fee, as defined in Section 4 of Amendment No. 4 to Credit Agreement, by May 1, 2007) with respect to the fiscal year ended December 31, 2006 and within 90 days after the end of each other fiscal year.”

Section 4.    Amendment to Agreement – 2006 Financials Daily Delay Fee

If the Borrower does not comply with the Sections 6.01(a), 6.02(a) and 6.02(b) with respect to the fiscal year ended December 31, 2006 by April 23, 2007, the Borrower shall (on April 24, 2007 and on each Business Day thereafter on which it has not yet complied with Sections 6.01(a), 6.02(a) and 6.02(b) with respect to the fiscal year ended December 31, 2006) pay a fee of $20,000 for each calendar day from and including April 24, 2007 until (and including) May 1, 2007 (the “2006 Financials Daily Delay Fee”) to the Administrative Agent for the accounts of the Lenders (to be distributed to the Lenders in proportion to each such Lender’s Applicable Percentage in respect of the Facility). Such 2006 Financials Daily Delay Fee is non-refundable. For the avoidance of doubt, (i) the 2006 Financials Delay Fee and the 2006 Financials Daily Delay Fee are independent obligations and neither is credited toward payment of the other, and (ii) for illustrative purposes, if the Borrower complies with Sections 6.01(a), 6.02(a) and 6.02(b) with respect to the fiscal year ended December 31, 2006 on April 27, 2007 or May 1, 2007, the aggregate of the 2006 Financials Daily Delay Fee would be $80,000 or $160,000, respectively. The Borrower’s timely payment of the 2006 Financials Daily Delay Fee shall automatically modify the requirements of Section 6.01(a) as expressly set forth in Section 3 of Amendment No. 4 to Credit Agreement, without the need for any further action or consent by any Person. The Borrower’s payment, and the Administrative Agent’s and the Lenders’ receipt, of such 2006 Financials Daily Delay Fee shall not waive any Default or Event of Default nor waive any rights or remedies of the Administrative Agent or the Lenders under the Agreement as hereby amended, the other Loan Documents or applicable law, all of which are cumulative and expressly reserved.

Section 5.    Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 6.    Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 7.    Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower: INPHONIC, INC.

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: General Counsel and Secretary

Guarantors: CAIS ACQUISITION, LLC

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

CAIS ACQUISITION II, LLC

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

FON ACQUISITION, LLC

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

SIMIPC ACQUISITION CORP.

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

STAR NUMBER, INC.

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

1010 INTERACTIVE, LLC.

By:	/s/ Walter W. Leach III
Name: Walter W. Leach III Title: Secretary

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Scot P. French
Name: Scot P. French Title: Managing Director/Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Kenneth Eberts
Name: Kenneth Eberts Title: Managing Director, Goldman, Sachs & Co. – Attorney in fact, Goldman Sachs Credit Partners

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce Title: Managing Director